UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 21, 2013

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1097 (Commission File No.)	31-0455440 (IRS Employer Identification Number)

600 Albany Street, Dayton, Ohio	45417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 221-1000

N/A

(Former name or former address, if changed since last report)

Item 2.02  Results of Operations and Financial Condition

The information in this Item 2.02 (including the exhibit referenced below) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On February 22, 2013, the Company issued an earnings release announcing its financial results for the fourth quarter and full year 2012.  A copy of the earnings press release is attached as Exhibit 99.1 and is furnished under this Item 2.02.

Item 8.01  Other Events

On February 21, 2012, the Company’s Board approved the amendment of the Company’s Code of Ethics.  A copy of the Code of Ethics is attached as Exhibit 14 to this Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

14

Code of Ethics

99.1

Press Release dated February 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT	THE STANDARD REGISTER COMPANY

Date: February 22, 2013	By: /s/Gerard D. Sowar
Gerard D. Sowar, Vice President, General Counsel and Secretary